EXHIBIT 99.2

COLLATERAL AGREEMENT

COLLATERAL AGREEMENT (this “Agreement”), dated as of January 10, 2013, by and among OPENTABLE, INC., a Delaware corporation (the “Borrower”), THE UNDERSIGNED (each a “Subsidiary Grantor” and, together with any future Subsidiaries of the Borrower executing this Agreement, the “Subsidiary Grantors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Secured Party”).  The Borrower and the Subsidiary Grantors are referred to herein, individually, as a “Grantor” and, collectively, as the “Grantors”.

STATEMENT OF PURPOSE

A.                                    The Borrower has entered into that certain Credit Agreement, dated as of January 10, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Secured Party.  Capitalized terms used herein and not defined herein will have the meanings assigned thereto in the Credit Agreement.

B.                                    The Credit Parties may from time to time enter, or may from time to time have entered, into one or more Secured Hedge Agreements in accordance with the terms of the Credit Agreement, and it is desired that the obligations of the Credit Parties under the Secured Hedge Agreements, together with all obligations of the Borrower under the Credit Agreement and the other Loan Documents, be secured hereunder.

C.                                    The Credit Parties may from time to time enter, or may from time to time have entered, into one or more Secured Cash Management Agreements, and it is desired that the obligations of the Credit Parties under the Secured Cash Management Agreements, together with all obligations of the Borrower Credit Parties under the Credit Agreement and the other Loan Documents, be secured hereunder.

D.                                    The Subsidiary Grantors have executed and delivered the Guaranty Agreement in favor of and for the benefit of the Secured Party, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of the Borrower under the Credit Agreement and all obligations of the Credit Parties under the Secured Hedge Agreements and the Secured Cash Management Agreements.

E.                                     It is a condition precedent to the making of the initial Extensions of Credit under the Credit Agreement that the Grantors listed on the signature pages hereof will have executed this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party to enter into the Credit Agreement and to make Extensions of Credit thereunder, to enter into the Secured Hedge Agreements, and to enter into the Secured Cash Management Agreements, the Grantors hereby agree with the Secured Party as follows:

Section 1.                                           Grant of Security.  Each Grantor hereby assigns to the Secured Party, and grants to the Secured Party a security interest in, all of such Grantor’s right, title, and interest in and to all of the personal property of such Grantor, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired, wherever the same may be located and whether or not subject to the UCC (collectively, the “Collateral”), including the following:

(a)                   all Accounts;

(b)                   all Chattel Paper;

(c)                    all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

(d)                   all Documents;

(e)                    all General Intangibles, including all Payment Intangibles, and Software;

(f)                     all Goods, including Inventory, Equipment, and Fixtures;

(g)                    all Instruments;

(h)                   all Investment Property;

(i)                       all Letter-of-Credit Rights and other Supporting Obligations;

(j)                      all Records;

(k)                   all Commercial Tort Claims, including those set forth on Schedule 1  annexed hereto; and

(l)                       all Proceeds and Accessions with respect to any of the foregoing.

Each category of Collateral set forth above will have the meaning set forth in the UCC (to the extent such term is defined in the UCC), it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

Notwithstanding anything herein to the contrary, in no event will the Collateral include, and no Grantor will be deemed to have granted a security interest in (i) any of such Grantor’s rights or interests in or to any intellectual property, (ii) any of such Grantor’s rights or interests in or under any license, contract, permit, Instrument, Security or franchise to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, permit, Instrument, Security or franchise, result in a breach of the terms of, or constitute a default under, such license, contract, permit, Instrument, Security or franchise (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other Applicable Law (including any Debtor Relief Law) or principles of equity); provided that immediately upon the ineffectiveness, lapse or termination of any such provision the Collateral will include, and such Grantor will be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect or (iii) any Equity Interests issued by a Foreign Subsidiary to the extent that creation of a security interest by such Grantor in such Equity Interests would have adverse tax consequences for the Borrower or any other Credit Party (assuming for purposes of this determination that, as a factual matter, any relevant controlled foreign corporation (as defined in Section 957(a) of the Code) has material earnings and profits that would be subject to Section 956 of the Code), it being acknowledged and agreed that the creation of a security interest in nonvoting Equity Interests or Equity Interests possessing up to but not exceeding 66% of the voting power of all classes of the Equity Interests of such Foreign Subsidiary entitled to vote will not result in such adverse Tax consequences.

Section 2.                                           Security for Obligations.  This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations.

Section 3.                                           Grantors Remain Liable.  Anything contained herein to the contrary notwithstanding, (a) each Grantor will remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder will not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party will not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor will the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4.                                           Representations and Warranties.  Each Grantor represents and warrants as follows:

(a)                                 Ownership of Collateral.  Except as expressly permitted by the Credit Agreement, such Grantor owns its interests in the Collateral free and clear of any Lien and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

(b)                                 Perfection.  The security interests in the Collateral granted to the Secured Party hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations.  Upon (i) the filing of UCC financing statements naming such Grantor as “debtor”, naming the Secured Party as “secured party”, and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 2 annexed hereto, (ii) in the case of the Securities Collateral consisting of certificated securities or evidenced by Instruments, in addition to the filing of such UCC financing statements, the delivery of the certificates representing such certificated securities and delivery of such Instruments to the Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, and (iii) in the case of any Deposit Account and any Investment Property constituting a Security Entitlement, Securities Account, Commodity Contract or Commodity Account, the execution and delivery to the Secured Party of an agreement providing for control by the Secured Party thereof, the security interests in the Collateral granted to the Secured Party will constitute perfected security interests therein prior to all other Liens (except for Permitted Liens), and all filings and other actions necessary or desirable to perfect and protect such security interests have been duly made or taken (excluding any perfection steps necessary under the laws of the jurisdiction of organization of any Foreign Subsidiary).

(c)                                  Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory.  Such Grantor’s name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization, principal place of business, chief executive office, office where such Grantor keeps its Records regarding the Accounts and originals of Chattel Paper, and organization number provided by the applicable Governmental Authority of the jurisdiction of organization are set forth on Schedule 3 annexed hereto.  All of the Equipment and Inventory of such Grantor is located at the places set forth on Schedule 4 annexed hereto, except for Inventory or Equipment which, in the ordinary course of business, (i) is in transit either (1) for repair, (2) from a supplier to such Grantor, or (3) to customers of such Grantor or (ii) located at the restaurant of a customer of such Grantor.

(d)                                 Names.  Neither such Grantor (nor any predecessor by merger or otherwise of such Grantor) has, within the five-year period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed on the signature pages hereof, except the names set forth on Schedule 5 annexed hereto.

(e)                                  Delivery of Certain Collateral.  All certificates or Instruments (excluding checks) evidencing, comprising or representing the Collateral of such Grantor have been delivered to the Secured Party duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank as and to the extent required by the Credit Agreement.

(f)                                   Securities Collateral.  All of the Pledged Subsidiary Equity set forth on Schedule 6 annexed hereto has been duly authorized and validly issued and is fully paid and non assessable; all of the Pledged Subsidiary Debt set forth on Schedule 6 annexed hereto has been duly authorized and is the legally valid and binding obligation of the issuers thereof and is not in default; there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Subsidiary Equity; and Schedule 6 annexed hereto sets forth all of the Pledged Subsidiary Equity owned by such Grantor and the percentage ownership in each issuer thereof; and Schedule 6 annexed hereto sets forth all of the Pledged Subsidiary Debt owned by such Grantor.

(g)                                  Deposit Accounts, Securities Accounts, Commodity Accounts.  Schedule 7 annexed hereto lists all Deposit Accounts, Securities Accounts, and Commodity Accounts owned by such

Grantor, and indicates the institution or intermediary at which the account is held and the account number.

(h)                                 Chattel Paper.  Such Grantor has no interest in any Chattel Paper.

(i)                                     Letter-of-Credit Rights.  Such Grantor has no interest in any Letter-of-Credit Rights with a potential value in excess of $150,000, except as set forth on Schedule 8 annexed hereto.

(j)                                    Documents.  No negotiable Documents are outstanding with respect to any of the Inventory of such Grantor.

The representations and warranties as to the information set forth in Schedules referred to herein are made as to each Grantor (other than the Additional Grantors) as of the date hereof and as to each Additional Grantor as of the date of the applicable Counterpart, except that, in the case of a Pledge Supplement or notice delivered pursuant to Section 5(c), such representations and warranties are made as of the date of such supplement or notice.

Section 5.                                           Further Assurances.

(a)                                 Generally.  Each Grantor agrees that from time to time, at the expense of the Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, each Grantor will:  (i) notify the Secured Party in writing of receipt by such Grantor of any interest in Chattel Paper and, at the request of the Secured Party, mark conspicuously each item of Chattel Paper and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) deliver to the Secured Party all certificates representing certificated securities and Instruments required to be delivered hereunder and, at the request of the Secured Party, all original counterparts of Chattel Paper, duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, all in form and substance satisfactory to the Secured Party, (iii) (A) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (B) execute and deliver, and cause to be executed and delivered, agreements establishing that the Secured Party has control of all Deposit Accounts (other than (1) Deposit Accounts so long as the amount on deposit at the end of any Business Day in any such Deposit Account does not exceed $2,000,000 and the amount on deposit at the end of any Business Day in all such Deposit Accounts does not exceed $5,000,000 in the aggregate, and (2) Deposit Accounts used solely for payroll purposes, worker’s compensation, payroll taxes or withholding taxes in a manner consistent with prior practice), Security Entitlements, and other Investment Property of such Grantor, (C) notify the Secured Party of the receipt of any electronic Chattel Paper or letters of credit and, at the Secured Party’s reasonable request, deliver such documents, instruments, notices, records, and consents, and take such other actions, necessary to establish that the Secured Party has control over electronic Chattel Paper and Letter-of-Credit Rights of such Grantor, and (D) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail, (v) pursuant to Section 7.12 of the Credit Agreement, upon request by the Secured Party, exhibit the Collateral to and allow inspection of the Collateral by the Secured Party, or Persons designated by the Secured Party, (vi) at the Secured Party’s reasonable request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Secured Party’s security interest in all or any part of the Collateral, and (vii) at the Secured Party’s reasonable request, use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of the Secured Party with respect to any Collateral.  Each Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” of such Grantor) without the signature of such Grantor.

(b)                                 Securities Collateral.  Without limiting the generality of Section 5(a), each Grantor agrees that (i) all certificates or Instruments representing or evidencing the Securities Collateral will be delivered to and held by or on behalf of the Secured Party pursuant hereto and will be duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, all in form and substance reasonably satisfactory to the Secured Party, and (ii) it will, upon obtaining any additional Equity Interests of any Subsidiary or Indebtedness of any Subsidiary, promptly (and in any event within five Business Days) deliver to the Secured Party a Pledge Supplement, duly executed by such Grantor, in respect of such additional Pledged Subsidiary Equity or Pledged Subsidiary Debt; provided that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Subsidiary Equity or Pledged Subsidiary Debt will not impair the security interest of the Secured Party therein or otherwise adversely affect the rights and remedies of the Secured Party hereunder with respect thereto.  Upon each such acquisition, the representations and warranties contained in Section 4(f) will be deemed to have been made by such Grantor as to such Pledged Subsidiary Equity or Pledged Subsidiary Debt, whether or not such Pledge Supplement is delivered.

(c)                                  Commercial Tort Claims.  In the event that any Grantor will at any time after the date hereof (or, in the case of an Additional Grantor, the date of the applicable Counterpart) have any Commercial Tort Claims with an estimated value in excess of $150,000 (in such Grantor’s reasonable discretion), such Grantor will promptly notify the Secured Party thereof in writing, which notice will (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim, and (ii) constitute an amendment to this Agreement by which such Commercial Tort Claim will constitute part of the Collateral.

Section 6.                                           Certain Covenants of the Grantors.  Each Grantor will:

(a)                                 not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b)                                 give the Secured Party at least 30 days’ prior written notice of (i) any change in such Grantor’s name, identity or corporate structure, and (ii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

(c)                                  keep correct and accurate Records of Collateral at the locations described in Schedule 3 annexed hereto; and

(d)                                 permit representatives of the Secured Party to inspect and make abstracts from such Records pursuant to Section 7.12 of the Credit Agreement.

Section 7.                                           Special Covenants With Respect to Equipment and Inventory.  Each Grantor will:

(a)                                 if any Inventory having a book value in excess of $150,000 is in possession or control of any of such Grantor’s agents or processors, upon the occurrence and during the continuance of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of the Secured Party and subject to the instructions of the Secured Party;

(b)                                 if any Inventory having a book value in excess of $500,000 is located on premises leased by such Grantor, use commercially reasonable efforts to deliver to the Secured Party a fully executed landlord waiver, in form and substance reasonably satisfactory to the Secured Party; and

(c)                                  promptly upon the issuance and delivery to such Grantor of any negotiable Document, deliver such Document to the Secured Party.

Section 8.                                           Special Covenants with respect to Accounts.

(a)                                 Each Grantor will, for not less than three years from the date on which each Account of such Grantor arose, maintain (i) complete Records of such Account, including records of all payments received, credits granted, and merchandise returned, and (ii) all documentation relating thereto.

(b)                                 Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts.  In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at the Secured Party’s direction, will take) such action as such Grantor or the Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided that the Secured Party will have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Secured Party, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Secured Party, (iii) enforce collection of any such Accounts at the expense of the Grantors, and (iv) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  After receipt by any Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence, (A) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts will be received in trust for the benefit of the Secured Party hereunder, will be segregated from other funds of such Grantor, and will be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as Cash Collateral and applied as provided by Section 16, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account, release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

Section 9.                                           Special Covenants With Respect to the Securities Collateral.

(a)                                 Form of Securities Collateral.  The Secured Party will have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations.  If any Securities Collateral is not a security pursuant to Section 8-103 of the UCC, no Grantor will take any action that, under such Section, converts such Securities Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Securities Collateral, which it will promptly deliver to the Secured Party.

(b)                                 Covenants.  Each Grantor will (i) immediately upon its acquisition (directly or indirectly) of any Equity Interests of any Subsidiary, including additional Equity Interests in each issuer of Pledged Subsidiary Equity, comply with Section 5(b), subject to the provisions of the last paragraph of Section 1; (ii) immediately upon issuance of any Instruments or other evidences of Indebtedness owed to such Grantor by any Subsidiary, including additional Indebtedness of any obligor on the Pledged Subsidiary Debt, comply with Section 5(b); and (iii) at its expense (A) perform and comply in all material respects with all terms and provisions of any agreement related to the Securities Collateral required to be performed or complied with by it, (B) maintain all such agreements in full force and effect, and (C) enforce all such agreements in accordance with their terms.

(c)                                  Voting and Distributions.  So long as no Event of Default has occurred and is continuing, (i) each Grantor will be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the Credit Agreement; provided that no Grantor will exercise or refrain from exercising any such right if the Secured Party has notified such Grantor that such action would have a material adverse effect on the value of the Securities Collateral or any part thereof, and (ii) each Grantor will be entitled to receive and retain any and all dividends, other distributions, principal, and interest paid in respect of the Securities Collateral.

Upon the occurrence and during the continuance of an Event of Default, (A) upon written notice from the Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto will cease, and all such rights will thereupon become vested in the Secured Party who will thereupon have the sole right to exercise such voting and other consensual rights; (B) except as otherwise specified in the Credit Agreement, all rights of such Grantor to receive dividends, other distributions, principal, and interest will cease, and all such rights will thereupon become vested in the Secured Party who will thereupon have the sole right to receive and hold as Collateral such dividends, other distributions, principal, and interest, and (C) all dividends, other distributions, principal, and interest which are received by such Grantor contrary to the provisions of the foregoing subsection (B) will be received in trust for the benefit of the Secured Party hereunder, will be segregated from other funds of such Grantor, and will be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as Collateral.

In order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor will promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies, dividend payment orders, and other instruments as the Secured Party may from time to time reasonably request, and (II) without limiting the effect of the foregoing subsection (I), each Grantor hereby grants to the Secured Party an irrevocable proxy to vote the Pledged Subsidiary Equity and to exercise all other rights, powers, privileges, and remedies to which a holder of the Pledged Subsidiary Equity would be entitled (including giving or withholding written consents, calling special meetings, and voting at such meetings), which proxy will be effective, automatically and without the necessity of any action (including any transfer of any Pledged Subsidiary Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Subsidiary Equity or any officer or agent thereof), upon the occurrence and during the continuance of an Event of Default and which proxy will only terminate upon the payment in full of the Secured Obligations (other than contingent indemnification obligations not then due) and the cure of such Event of Default or waiver thereof as evidenced by a writing executed by the Secured Party.

Section 10.                                    Collateral Account.

(a)                                 The Secured Party is hereby authorized to establish and maintain as a blocked account under the sole dominion and control of the Secured Party, a restricted Deposit Account designated as “OpenTable Collateral Account”.  All amounts at any time held in the Collateral Account will be beneficially owned by the Grantors but will be held in the name of the Secured Party hereunder, as collateral security for the Secured Obligations upon the terms and conditions set forth herein.  The Grantors will have no right to withdraw, transfer or, except as expressly set forth herein or in the Credit Agreement, otherwise receive any funds deposited into the Collateral Account.  Anything contained herein to the contrary notwithstanding, the Collateral Account will be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or Government Authority, as may now or hereafter be in effect.  All deposits of funds in the Collateral Account will be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of the Secured Party.  Each Grantor will, promptly after initiating a transfer of funds to the

Collateral Account, give notice to the Secured Party by telefacsimile of the date, amount, and method of delivery of such deposit.  Cash held by the Secured Party in the Collateral Account will not be invested by the Secured Party but instead will be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement or in the Credit Agreement.  To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account will bear interest at the standard rate paid by the Secured Party to its customers for deposits of like amounts and terms.  Subject to the Secured Party’s rights hereunder, any interest earned on deposits of cash in the Collateral Account will be deposited directly, and held, in the Collateral Account.

(b)                                 In the event that Borrower is required to Cash Collateralize any Letter of Credit or Letters of Credit pursuant to the Credit Agreement, subject to the provisions of the Credit Agreement, such Cash Collateral will be retained by the Secured Party until such time as such Letter of Credit or Letters of Credit will have expired or been surrendered and any drawings under such Letter of Credit or Letters of Credit paid in full, whether by reason of application of funds in the Collateral Account or otherwise.  The Secured Party is authorized to apply any amount in the Collateral Account to pay any drawing on a Letter of Credit.  Subject to the provisions of Section 14(c) and the Credit Agreement, if any such Cash Collateral is no longer required to be retained in the Collateral Account, it will be paid by the Secured Party to the Borrower or at the Borrower’s direction.

Section 11.                                    The Secured Party Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints the Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)                                 upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Secured Party pursuant to the Credit Agreement;

(b)                                 upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)                                  upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect any drafts or other Instruments, Documents, Chattel Paper, and other documents in connection with the foregoing subsections (a) and (b);

(d)                                 upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of the Secured Party with respect to any of the Collateral;

(e)          to pay or discharge taxes or Liens (other than taxes not required to be discharged pursuant to the Credit Agreement and Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become obligations of such Grantor to the Secured Party, due and payable immediately without demand;

(f)          upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with Accounts and other documents relating to the Collateral; and

(g)          upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party’s option and the Grantors’ expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Section 12.            Secured Party May Perform.  If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement and the expenses of the Secured Party incurred in connection therewith will be payable by the Grantors under Section 20(a).

Section 13.            Standard of Care.  The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and will not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party will have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Secured Party will be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

Section 14.            Remedies.

(a)            Generally.  If any Event of Default will have occurred and be continuing, the Secured Party may, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the

Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner and to the extent the Secured Party deems appropriate, (iv) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises, and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the foregoing subsection (iii), and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with the Secured Party and provide instructions directing the disposition of funds in Deposit Accounts not maintained with the Secured Party, and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of the Secured Party or any of its nominees any or all of the Securities Collateral.  The Secured Party may be the purchaser of any or all of the Collateral at any such sale and the Secured Party will be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale.  Each purchaser at any such sale will hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by Applicable Law) all rights of redemption, stay, and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Each Grantor agrees that, to the extent notice of sale will be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made will constitute reasonable notification.  The Secured Party will not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantors will be jointly and severally liable for the deficiency and the fees of any attorneys employed by the Secured Party to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 14 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 14 will be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

(b)             Securities Collateral.  Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment, and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private placement will not be deemed, in and of itself, to be commercially unreasonable and that the Secured Party will have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If the Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor will and will cause each issuer of any Securities Collateral to be sold hereunder from time to time to furnish to the Secured Party all such information as the Secured Party may request in order to determine the amount of Securities Collateral which may be sold by the Secured Party in exempt transactions under the Securities Act and the rules and regulations of the SEC thereunder, as the same are from time to time in effect.

(c)             Collateral Account.  If an Event of Default has occurred and is continuing, any amounts on deposit in the Collateral Account will be held by Administrative Agent and applied as Obligations become due or, if applicable, pursuant to Section 9.4 of the Credit Agreement.

Section 15.            Application of Proceeds.  Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral will be applied as provided in the Credit Agreement.

Section 16.            Continuing Security Interest; Transfer of Loans; Termination and Release.

(a)            This Agreement will create a continuing security interest in the Collateral and will (i) remain in full force and effect until the payment in full of the Secured Obligations (other than contingent indemnification obligations not then due), (ii) be binding upon the Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees, and assigns.  Without limiting the generality of the foregoing subsection (iii), but subject to the provisions of Section 10.9 of the Credit Agreement, the Secured Party may assign or otherwise transfer any Loans held by it to any other Person, and such other Person will thereupon become vested with all the benefits in respect thereof granted to the Secured Party or otherwise, and may assign or otherwise transfer any Secured Hedge Agreement to which it is a party to any other Person in accordance with the terms of such Secured Hedge Agreement, and such other Person will thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise.

(b)            Upon the payment in full of all Secured Obligations (other than contingent indemnification obligations not then due), the security interest granted hereby (other than with respect to any Cash Collateral in respect of Letters of Credit that remain outstanding) will terminate and all rights to the Collateral will revert to the applicable Grantors.  Upon any such termination, the Secured Party will, at the Grantors’ expense, execute and deliver to the Grantors such documents as the Grantors will reasonably request to evidence such termination

Section 17.            Rights and Remedies Cumulative; Non-Waiver, Etc.  The enumeration of the rights and remedies of the Secured Party set forth in this Agreement is not intended to be exhaustive and the exercise by the Secured Party of any right or remedy will not preclude the exercise of any other rights or remedies, all of which will be cumulative, and will be in addition to any other right or remedy given hereunder or under the other Loan Documents, the Secured Hedge Agreements or the Secured Cash Management Agreements or that may now or hereafter exist at law or in equity or by suit or otherwise.  No delay or failure to take action on the part of the Secured Party in exercising any right, power or privilege will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or will be construed to be a waiver of any Event of Default.  No course of dealing between a Grantor, the Secured Party or their respective agents or employees will be effective to change, modify or discharge any provision of this Agreement.

Section 18.            Notices.  All notices and other communications provided for herein will be in writing and will be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic communication in the manner provided for notices in Section 10.1 of the Credit Agreement to any party at its address set forth below its signature hereto.

Section 19.            Amendments and Waivers.  No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, will in any event be effective without the written concurrence of the Secured Party and, in the case of any such amendment or modification, the Grantors; provided that this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 27 and the Grantors hereby waive any requirement of notice of or consent to any such amendment.  Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given.

Section 20.            Expenses; Indemnity.

(a)            The Grantors jointly and severally agree to pay to the Secured Party and its Affiliates the amount of any and all costs and expenses in accordance with Section 10.3(a) of the Credit Agreement.

(b)             The Grantors jointly and severally agree to indemnify the Secured Party and each Related Party of the Secured Party in accordance with Section 10.3(b) of the Credit Agreement.

(c)             The obligations of the Grantors in this Section 20 will survive the termination of this Agreement and the discharge of the Grantors’ other obligations under this Agreement, the Secured Hedge Agreements, the Secured Cash Management Agreements, the Credit Agreement, and the other Loan Documents.

Section 21.            Governing Law; Jurisdiction, Etc.

(a)            Governing Law.  This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby will be governed by, and construed and enforced in accordance with, the law of the State of California, without reference to conflicts or choice of law principles thereof, except to the extent that the UCC provides that the perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of California, in which case, the law of such jurisdiction will govern with respect to the perfection of the security interest in, or the remedies with respect to, such particular Collateral.

(b)             Submission to Jurisdiction.  Each party hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Secured Party, any other  Beneficiary or any Related Party of the foregoing in any way relating to this Agreement or the transactions relating hereto in any forum other than the courts of the State of California sitting in San Francisco County, and of the United States District Court of the Northern District of California, and any appellate court from any thereof, and irrevocably and unconditionally submits, for itself and its properties, to the jurisdiction of such  courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such California state court or, to the fullest extent permitted by Applicable Law, in such federal court.  Each party hereto agrees that a final judgment in any such action, litigation or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement will affect any right that the Secured Party or any other Beneficiary may otherwise have to bring any action or proceeding relating to this Agreement against any Grantor or its properties in the courts of any jurisdiction.

(c)             Waiver of Venue.  Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in subsection (b) of this Section 21.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)             Service of Process.  Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1 of the Credit Agreement to such party at its address set forth below its signature hereto.  Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

Section 22.            Waiver of Jury Trial; Binding Arbitration.

(a)           Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 24(a).

(b)           Binding Arbitration.

(i)         Agreement to Arbitrate.  Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement (“Disputes”), between or among parties hereto will be resolved by binding arbitration as provided herein.  Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder.  Disputes may include tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, disputes as to whether a matter is subject to arbitration, or claims concerning any aspect of the past, present or future relationships arising out of or connected with this Agreement.  The parties hereto do not waive any applicable federal or state substantive law (including the protections afforded to banks under 12 U.S.C. Section 91 or any similar applicable state law) except as provided herein.  A judgment upon the award may be entered in any court having jurisdiction.  Notwithstanding the foregoing, this Section 24(b) will not apply to any Secured Hedge Agreement or any Secured Cash Management Agreement.

(ii)        General Rules of Arbitration.  Any arbitration proceeding will (A) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in this Agreement, (B) be conducted by the American Arbitration Association (the “AAA”), or such other administrator as the parties will mutually agree upon, in accordance with the commercial dispute resolution procedures of the AAA, unless the claim or counterclaim is at least $1,000,000 exclusive of claimed interest, arbitration fees, and costs, in which case the arbitration will be conducted in accordance with the AAA’s optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the “Arbitration Rules”), and (C) proceed in a location in California selected by the AAA.  The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules will be applicable to claims of less than $1,000,000.  All applicable statutes of limitations will apply to any Dispute.  If there is any inconsistency between the terms hereof and the Arbitration Rules, the terms and procedures set forth herein will control.  Any party who fails or refuses to submit to arbitration following a demand by any other party will bear all costs and expenses incurred by such other party in compelling arbitration of any dispute.  Notwithstanding anything in the foregoing to the contrary, any arbitration proceeding demanded hereunder will begin within 90 days after such demand therefor and will be concluded within 120 days after such demand.  These time limitations may not be extended unless a party hereto shows cause for extension and then such extension will not exceed a total of 60 days.

(iii)       Arbitrators.  Any arbitration proceeding in which the amount in controversy is $5,000,000 or less will be decided by a single arbitrator selected according to the Arbitration Rules, and who will not render an award of greater than $5,000,000.  Any dispute in which the amount in controversy exceeds $5,000,000 will be decided by majority vote of a panel of three arbitrators; provided that all three arbitrators must actively participate in all hearings and deliberations.  The arbitrator will be a neutral attorney licensed in the jurisdiction of the state where the hearing will be conducted or a neutral retired judge of the jurisdiction, state or federal, of the state where the hearing will be conducted, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated.  In any arbitration proceeding, the arbitrator will decide (by documents only or with a hearing at the arbitrator’s discretion) any pre hearing motions that are similar to motions to dismiss for failure to state a claim or motions for summary adjudication.  The arbitrator will resolve all disputes in accordance with the substantive law of California and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award.  The arbitrator will also have the power to award recovery of all costs and fees, to impose sanctions, and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure or other Applicable Law.

(iv)       Preservation of Certain Remedies.  Notwithstanding the preceding binding arbitration provisions, the parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute.  Each such Person will have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies, as applicable:  (A) all rights to foreclose against any real or personal Property or other security by exercising a power of sale granted in the Loan Documents or under Applicable Law or by judicial foreclosure and sale, including a proceeding to confirm the sale, (B) all rights of self help, including peaceful occupation of property and collection of rents, setoff, and peaceful possession of property, (C) obtaining provisional or ancillary remedies, including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding, and (4) when applicable, a judgment by confession of judgment.  Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

(v)        Matters Involving Real Property.  Notwithstanding anything herein to the contrary, no dispute will be submitted to arbitration if the dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real Property unless:  (A) the holder of the mortgage, lien or security interest specifically elects in writing to proceed with the arbitration; or (B) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens, and security interests securing such indebtedness and obligations, will remain fully valid and enforceable.  If any such dispute is not submitted to arbitration, the dispute will be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq., and the judicial referee will be empowered to hear and determine all issues in such reference, whether fact or law.  A referee with the qualifications required herein for arbitrators will be selected pursuant to the AAA’s selection procedures.  Judgment upon the decision rendered by a referee will be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

Section 23.            Successors and Assigns.  The provisions of this Agreement will be binding upon and inure to the benefit of the Grantors, the Secured Party, the other Beneficiaries, and their respective successors and assigns, except that no Grantor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party.

Section 24.            Titles and Captions.  Titles and captions of Sections and subsections in this Agreement are for convenience only and neither limit nor amplify the provisions of this Agreement.

Section 25.            Severability of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 26.            Counterparts; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract.  Delivery of an executed signature page of this Agreement by facsimile transmission or in electronic format (i.e., “pdf” or “tif”) will be effective as delivery of a manually executed counterpart hereof.  This Agreement will become effective as to each Grantor upon the execution of a Counterpart by such Grantor (whether or not a Counterpart will have been executed by any other Grantor) and receipt by the Secured Party of such executed Counterpart.

Section 27.            Additional Grantors.  The initial Grantors hereunder will be such of the Subsidiaries of the Borrower as are signatories hereto on the date hereof.  From time to time subsequent to the date hereof, additional Subsidiaries of the Borrower may become parties hereto, as additional Grantors (each an “Additional Grantor”), by executing a Counterpart.  Upon delivery of a Counterpart to the Secured Party, notice of which is hereby waived by the Grantors, each such Additional Grantor will be a Grantor and will be as fully a party hereto as if such Additional Grantor were an original signatory hereof.  Each Grantor expressly agrees that its obligations arising hereunder will not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Secured Party not to cause any Subsidiary of the Borrower to become an Additional Grantor hereunder.

Section 28.            Rules of Construction.  The rules of construction set forth in Section 1.2 of the Credit Agreement will be applicable to this Agreement mutatis mutandis.

Section 29.            Definitions.

(a)            Each capitalized term used herein and not defined herein or in the Credit Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1, will have the meaning assigned thereto in Division 1, 8 or 9 of the UCC.

(b)            In addition, the following terms used in this Agreement will have the following meanings:

“Additional Grantor” has the meaning assigned thereto in Section 27.

“Collateral” has the meaning assigned thereto in Section 1.

“Collateral Account” means the restricted Deposit Account established pursuant to Section 10.

“Counterpart” means a counterpart substantially in the form attached as Exhibit II.

“Credit Agreement” has the meaning assigned thereto in the Statement of Purpose of this Agreement.

“Equity Interests” means all shares of stock, partnership interests, interests in Joint Ventures, limited liability company interests, and all other equity interests in a Person, whether such stock or interests are classified as Investment Property or General Intangibles under the UCC.

“Event of Default” means any Event of Default as defined in the Credit Agreement or, after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit, and the termination of the Commitments, the occurrence of an Early Termination Date (as defined in a master agreement in the form prepared by the International Swap and Derivatives Association, Inc. or a similar event under any similar swap agreement) under any Secured Hedge Agreement.

“Pledged Subsidiary Equity” means all Equity Interests in a Subsidiary (other than those Equity Interests excluded by the last paragraph of Section 1) now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options, and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 6 annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends, and other property received, receivable or otherwise distributed in respect of or exchanged therefor.

“Pledged Subsidiary Debt” means the Indebtedness from time to time owed by a Subsidiary to a Grantor, including the Indebtedness set forth on Schedule 6 annexed hereto and issued by the obligors named therein, the Instruments and certificates evidencing such Indebtedness and all interest, cash or other property received, receivable or otherwise distributed in respect of or exchanged therefor.

“Pledge Supplement” means a Pledge Supplement, substantially in the form attached as Exhibit I.

“Securities Collateral” means, with respect to any Grantor, the Pledged Subsidiary Equity, Pledged Subsidiary Debt and any other Investment Property in which such Grantor has an interest and to the extent included as Collateral.

“UCC” means the Uniform Commercial Code as in effect in the State of California.

[Signature pages to follow.]

IN WITNESS WHEREOF, the Grantors and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

OPENTABLE, INC.

By:	/s/ I. Duncan Robertson
Name:	I. Duncan Robertson
Title:	Chief Financial Officer & Secretary

Notice Address:	See Schedule A annexed hereto.

OPENTABLE HOLDINGS LLC

By:	/s/ I. Duncan Robertson
Name:	I. Duncan Robertson
Title:	President & Chief Financial Officer

Notice Address:	See Schedule A annexed hereto.

TABLE MAESTRO, INC.

By:	/s/ I. Duncan Robertson
Name:	I. Duncan Robertson
Title:	President

Notice Address:	See Schedule A annexed hereto.

TREAT TECHNOLOGIES, LLC

By:	/s/ I. Duncan Robertson
Name:	I. Duncan Robertson
Title:	President & Chief Executive Officer

Notice Address:	See Schedule A annexed hereto.

Collateral Agreement Signature Page

S-1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Secured Party

By:	/s/ Daniel DeVall
Name:	Daniel DeVall
Title:	VP Relationship Manager

Notice Address:

400 Hamilton Street, Suite 210
Palo Alto, California 94301
Attention of:	Daniel S. Devall
Vice President
Telephone No.:	(650) 855-6639
Telecopy No.:	(650) 855-6638
E-mail: daniel.s.devall@wellsfargo.com

Collateral Agreement Signature Page

S-2

EXHIBIT I

[FORM OF] PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated as of                      , 20    , is delivered pursuant to and supplements the Collateral Agreement, dated as of January 10, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among OpenTable, Inc., a Delaware corporation (“Grantor”), the other Grantors named therein, and Wells Fargo Bank, National Association, as Secured Party.  Capitalized terms used herein and not defined herein will have the meanings assigned thereto in the Collateral Agreement.

The Grantor hereby agrees that the Pledged Subsidiary Equity set forth on Schedule A annexed hereto will be deemed to be part of the Pledged Security Equity and will become part of the Securities Collateral and will secure all Secured Obligations.

The Grantor hereby agrees that the Pledged Subsidiary Debt set forth on Schedule A annexed hereto will be deemed to be part of the Pledged Subsidiary Debt and will become part of the Securities Collateral and will secure all Secured Obligations.

In Witness Whereof, the Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of                 , 20    .

[GRANTOR]

By:
Name:
Title:

Exhibit I

(to Collateral Agreement)

SCHEDULE A
TO
PLEDGE SUPPLEMENT

Exhibit I - Schedule A

(to Collateral Agreement)

EXHIBIT II

[FORM OF] COUNTERPART

This COUNTERPART (this “Counterpart”), dated as of                 , 20    , is delivered pursuant to Section 27 of the Collateral Agreement referred to below.  The undersigned hereby agrees that this Counterpart may be attached to the Collateral Agreement, dated as of January 10, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among OpenTable, Inc., a Delaware corporation, the other Grantors named therein, and Wells Fargo Bank, National Association, as Secured Party.  Capitalized terms used herein and not defined herein will have the meanings assigned thereto in the Collateral Agreement.  The undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Grantor under the Collateral Agreement in accordance with Section 27 thereof and agrees to be bound by all of the terms thereof.  [Without limiting the generality of the foregoing, the undersigned hereby:

(i)         authorizes the Secured Party to add the information set forth on the Schedules to this Counterpart to the correlative Schedules attached to the Collateral Agreement;

(ii)          agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, will become part of the Collateral and will secure all Secured Obligations; and

(iii)          makes the representations and warranties set forth in the Collateral Agreement, as amended hereby, to the extent relating to the undersigned.]

IN WITNESS WHEREOF, the undersigned has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of                       , 20      .

[ADDITIONAL GRANTOR]

By:
Name:
Title:
Address:

Exhibit II

(to Collateral Agreement)